POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James F. Martin and Bret J. Harris, jointly and severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                 Signature            Title                                Date

s/James F. Martin
--------------------------                                       August 14, 1998
James F. Martin                  Chairman of the Board, Chief
                                 Executive Officer and President

s/Gregory W. Anderson
--------------------------                                       August 14, 1998
Gregory W. Anderson              Corporate Counsel and Director

s/W. Fred Davis, Jr.
--------------------------                                       August 14, 1998
W. Fred Davis, Jr.               Director

s/Bret J. Harris
--------------------------                                       August 14, 1998
Bret J. Harris                   Director and Chief
                                 Financial Officer
s/James C. Hite
--------------------------                                       August 14, 1998
James C. Hite                    Director

s/Jack J. Jackson
--------------------------                                       August 14, 1998
Jack J. Jackson                  Director

s/George L. Rainsford
--------------------------                                       August 14, 1998
George L. Rainsford              Director

s/Bettis C. Rainsford
--------------------------                                       August 14, 1998
Bettis C. Rainsford              Director

s/Jerry E. Trapnell
--------------------------                                       August 14, 1998
Jerry E. Trapnell                Director